UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2011

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of federal securities laws and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby.

Forward-looking statements include Headwaters’ expectations as to the managing and marketing of coal combustion products, the production and marketing of building materials and products, the production and marketing of cleaned coal, the licensing of residue hydrocracking technology and catalyst sales to oil refineries, the availability of refined coal tax credits, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters. Such statements that are not purely historical by nature, including those statements regarding Headwaters’ future business plans, the operation of facilities, the availability of feedstocks, and the marketability of the coal combustion products, building products, cleaned coal, catalysts, and the availability of tax credits, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. In some cases, words such as “may,” “should,” “intends,” “plans,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” “forecasts,” or variations of such words and similar expressions, or the negative of such terms, may help to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking.

In addition to matters affecting the coal combustion products, building products, and energy industries or the economy generally, factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in Item 1A Risk Factors in Headwaters’ Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and other periodic filings and prospectuses.

Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Offering of Notes. On March 8, 2011, Headwaters Incorporated (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $400,000,000 aggregate principal amount of our 7-5/8% Senior Secured Notes due 2019 (the “Notes”) to Deutsche Bank Securities Inc., U.S. Bancorp Investments, Inc., Avondale Partners, LLC, Canaccord Genuity Inc., Stephens Inc. and Wedbush Securities Inc. (collectively, the “Initial Purchasers”). The Notes are guaranteed (the “Guarantees”) jointly and severally by all of our wholly-owned domestic subsidiaries (the “Guarantors”). The net proceeds from the offering were approximately $393.3 million after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by us. A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.

The closing of the sale of the Notes and the related Guarantees (collectively, the “Securities”) occurred on March 11, 2011. The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). We offered and sold the Securities to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) under the Securities Act. The Initial Purchasers then sold the Securities to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act and to persons outside the United States in compliance with Regulation S under the Securities Act. We relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes and the related Guarantees are governed by an indenture, dated as of March 11, 2011 (the “Indenture”), between the Company, the Guarantors and Wilmington Trust FSB, as trustee and collateral agent (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the descriptions of the Indenture, the Notes and the Guarantees in this Current Report are summaries and are qualified in their entirety by the terms of the Indenture, Notes and the Guarantees, respectively.

The Notes bear interest at a rate of 7-5/8% per year, payable semiannually in arrears in cash on April 1 and October 1 of each year, beginning on October 1, 2011. The Notes mature on April 1, 2019.

The Notes and the Guarantees are secured by a first-priority lien on substantially all of our and our Guarantors’ present and future assets (such assets, excluding the ABL Collateral (defined herein), the “Notes Collateral”). The Notes and Guarantees are secured by a second-priority lien on all the Guarantors’ assets that secure our subsidiaries’ senior secured asset-based revolving credit facility (the “ABL Revolver”), including receivables and inventory and related general intangibles, certain other related assets and proceeds thereof (such assets, the “ABL Collateral”). This second-priority lien will be subject to a first-priority lien securing the ABL Revolver and other customary liens permitted under such facility, until the obligations under the ABL Revolver are paid in full.

The Notes and Guarantees constitute senior secured debt of the Company and the Guarantors. They rank:

•

equally in right of payment with all of our and the Guarantors’ existing and future senior debt including any of the outstanding 11-3/8% Senior Secured Notes due 2014 (the “Existing Notes”) and, with respect to us and the Guarantors party to the ABL Revolver, amounts outstanding under the ABL Revolver;

•	equally and ratably in terms of security and collateral with the Existing Notes;

•	senior in right of payment to all of our and the Guarantors’ existing and future convertible subordinated debt, including our existing convertible senior subordinated notes;

•

effectively subordinated in right of payment to all of our and the Guarantors’ indebtedness and obligations that are secured by first-priority liens under the ABL Revolver, to the extent of the value of the ABL Collateral;

•	effectively senior to our and the Guarantors’ obligations under the ABL Revolver, to the extent of the value of the Notes Collateral; and

•

structurally subordinated to all existing and future indebtedness and other liabilities of our non-Guarantor subsidiaries (other than indebtedness and liabilities owed to us or one of our Guarantor subsidiaries).

The Notes may be redeemed, in whole or in part, at any time prior to April 1, 2015, at our option at a redemption price equal to 100% of the principal amount of the Notes redeemed plus a make-whole premium determined as of the redemption date, plus accrued and unpaid interest, if any. Additionally, during any 12-month period prior to April 1, 2014, we may redeem up to 10% of the aggregate principal amount of the Notes at a redemption price equal to 103.000% plus accrued and unpaid interest, if any. On or after April 1, 2015, we may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at redemption prices (expressed as percentages of principal amount) equal to 103.813%, 101.906% and 100.000% on the applicable redemption date for the twelve-month period beginning on April 1, 2015, 2016 and 2017 (and thereafter), respectively, plus accrued and unpaid interest, if any. At any time (which may be more than once) before April 1, 2014, we may redeem up to 35% of the aggregate principal amount of Notes issued at a redemption price of 107.625% of the principal amount thereof, plus accrued and unpaid interest, if any, with the net cash proceeds that we raise in one or more equity offerings, as long as: (a) we redeem the Notes within 90 days of completing the applicable equity offering; and (b) at least 65% of the aggregate principal amount of Notes originally issued remains outstanding afterwards.

If a change of control (as defined in the Indenture) occurs, we must give holders of the Notes the opportunity to sell us their Notes at 101% of their face amount, plus accrued and unpaid interest.

If we or our subsidiaries engage in asset sales, we generally must either invest the net cash proceeds from such asset sales in our business within a period of time, pre-pay senior debt or make an offer to purchase a principal amount of the Notes equal to the excess net cash proceeds. The purchase price of the Notes will be 100% of their principal amount, plus accrued and unpaid interest.

The Indenture, among other things, limits our ability and the ability of our restricted subsidiaries to: pay dividends or distributions, repurchase equity, prepay subordinated debt or make certain investments; incur additional debt or issue certain disqualified stock and preferred stock; incur liens on assets; merge or consolidate with another company or sell all or substantially all assets; enter into transactions with affiliates; and allow to exist certain restrictions on the ability of the Guarantors to pay dividends or make other payments to us.

We used the net proceeds from the Notes offering to fund the early settlement on March 11, 2011 (the “Early Settlement Date”) of our previously announced tender offer for any and all of our outstanding Existing Notes and to pay related tender premiums and transaction fees and expenses. Following the Early Settlement Date, approximately $0.3 million aggregate principal amount of Existing Notes remained outstanding. In connection with the tender offer for the Existing Notes, we also solicited consents (the “Consent Solicitation”) from the holders of the Existing Notes to eliminate substantially all of the restrictive covenants and certain events of default (the “Proposed Amendments”) contained in the indenture governing the Existing Notes. As of the Early Settlement Date, we entered into a supplemental indenture, dated as of March 11, 2011 (the “Fourth Supplemental Indenture”) in order to effect the Proposed Amendments. A copy of the Fourth Supplemental Indenture is attached hereto as Exhibit 4.3, is incorporated herein by reference, and is hereby filed; the foregoing description of the Fourth Supplemental Indenture in this Current Report is a summary and is qualified in its entirety by the terms of the Fourth Supplemental Indenture and the indenture governing the Existing Notes.

Registration Rights Agreement. In connection with the sale of the Notes, we and the Guarantors entered into a registration rights agreement, dated as of March 11, 2011, with the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, we and the Guarantors have agreed to use our commercially reasonable efforts to register Notes having substantially identical terms as the Notes with the Securities and Exchange Commission as part of an offer to exchange freely tradable exchange notes for the Notes. We and the Guarantors will use our commercially reasonable efforts to cause the exchange offer to be completed, or, if required, to have a shelf registration statement declared effective, within 210 days after March 11, 2011. We will be required to pay additional interest, subject to some limitations, to the holders of the Notes if we fail to comply with our obligations to register the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the description of the Registration Rights Agreement in this Current Report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

Third Supplemental Indenture for Existing Notes. In connection with the sale of the Notes, we, the Guarantors and the trustee and collateral agent for the Existing Notes entered into a Third Supplemental Indenture dated as of March 11, 2011, whereby the Notes were deemed Other Pari Passu Lien Obligations for purposes of the security documents relating to the Existing Notes issued pursuant to the Indenture dated as of October 27, 2009. A copy of the Third Supplemental Indenture is attached hereto as Exhibit 4.4, is incorporated herein by reference, and is hereby filed; the description of the Third Supplemental Indenture in this Current Report is a summary and is qualified in its entirety by the terms of the Third Supplemental Indenture.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure required by this Item 3.03 is contained in Item 1.01 and is incorporated herein by reference.

Section 5 – Corporate Governance Matters

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Part of the disclosure required by this Item 5.07 is contained in Item 1.01 and is incorporated herein by reference. In connection with the Consent Solicitation, approximately 99.9% of the holders of the Existing Notes delivered consents to effect the Proposed Amendments pursuant to the Fourth Supplemental Indenture.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

4.1	Indenture related to the 7-5/8% Senior Secured Notes due 2019, dated as of March 11, 2011, among Headwaters Incorporated, the guarantors named therein and Wilmington Trust FSB as trustee and collateral agent (including forms of 7-5/8% Senior Secured Notes due 2019).

4.2	Registration Rights Agreement, dated as of March 11, 2011, among Headwaters Incorporated and certain of its subsidiaries named therein, Deutsche Bank Securities Inc., U.S. Bancorp Investments, Inc., Avondale Partners, LLC, Canaccord Genuity Inc., Stephens Inc. and Wedbush Securities Inc.

4.3	Fourth Supplemental Indenture related to the 11-3/8% Senior Secured Notes due 2014, dated as of March 11, 2011, among Headwaters Incorporated, the guarantors party thereto, and Wilmington Trust FSB, as trustee.

4.4	Third Supplemental Indenture related to the 11-3/8% Senior Secured Notes due 2014, dated as of March 11, 2011, among Headwaters Incorporated, the guarantors party thereto, and Wilmington Trust FSB, as trustee.

99.1	Press release of Headwaters Incorporated dated as of March 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEADWATERS INCORPORATED

Date: March 14, 2011	By:	/S/ KIRK A. BENSON
	Name:	Kirk A. Benson
	Title:	Chief Executive Officer
(Principal Executive Officer)